UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 15, 2020

NORTHERN OIL AND GAS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-33999	95-3848122
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Carlson Parkway, Suite 990 Minnetonka, Minnesota	55305
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code   (952) 476-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	NOG	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Northern Oil and Gas, Inc. (the “Company”) previously announced that it entered into a transition agreement (the “Transition Agreement”) with the Company’s former Chief Executive Officer, Brandon Elliott, on December 17, 2019. As planned, on January 15, 2020, the Company and Mr. Elliott entered into both the separation and release agreement (the “Separation Agreement”) and the consulting agreement (the “Consulting Agreement”) contemplated by the Transition Agreement, and Mr. Elliott’s employment with the Company ended. The disclosure regarding these matters included in the Company’s Current Report on Form 8-K, filed with the SEC on December 18, 2019, is incorporated herein by reference.

Copies of the Separation Agreement and the Consulting Agreement are filed herewith as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 8.01. Other Events.

On January 16, 2020, the Company issued a press release announcing that it will repurchase and retire $16.0 million in aggregate principal amount of its 8.5% Senior Secured Second Lien Notes due 2023 (“Notes”) in exchange for 160,000 shares of its 6.5% Series A Perpetual Cumulative Convertible Preferred Stock (“Preferred Stock”) and $0.7 million in cash. A copy of the press release is attached hereto as Exhibit 99.1 hereto and is incorporated herein by reference.

On January 17, 2020, the Company issued a press release announcing that it will repurchase and retire $50.8 million in aggregate principal amount of its Notes in exchange for 549,940 shares of its Preferred Stock. A copy of the press release is attached hereto as Exhibit 99.2 hereto and is incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to purchase any securities of the Company, including any Notes, Preferred Stock or any other securities.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description	Method of Filing
10.1	Separation and Release Agreement, dated January 15, 2020, by and between Northern Oil and Gas, Inc. and Brandon Elliott	Filed Electronically
10.2	Consulting Agreement, dated January 15, 2020, by and between Northern Oil and Gas, Inc. and Brandon Elliott*	Filed Electronically
99.1	Press Release of Northern Oil and Gas, Inc., dated January 16, 2020	Filed Electronically
99.2	Press Release of Northern Oil and Gas, Inc., dated January 17, 2020	Filed Electronically
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL	Filed Electronically

* Certain schedules and exhibits have been omitted in accordance with Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 17, 2020	NORTHERN OIL AND GAS, INC. By /s/ Erik J. Romslo Erik J. Romslo Chief Legal Officer and Secretary